UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2013

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 17th Street
Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 2, 2013 we borrowed $5.0 million of unsecured subordinated debt from two of our stockholders, Very Hungry LLC and Scott Reiman 1991 Trust.  The lenders and their affiliates currently hold 8,876,467 shares of our common stock (approximately 11.9 % of our outstanding shares) and warrants and options to purchase up to 6,935,295 shares of our outstanding shares.  The $5 million of subordinated debt financing is represented by $5.5 million aggregate principal amount of subordinated notes.  In consideration for the bridge loan we reduced the exercise price on all warrants to purchase our common stock held by the lenders to $0.25 per share (from exercise prices ranging from $4.25 per share to $3.00 per share) and extended the maturity of all these warrants to August 1, 2016. The lenders of the subordinated loan have agreed to convert their subordinated notes into the securities offered in the rights offering at referred to in Item 8.01 at the rights offering price subject to shareholder approval of such conversion at our annual meeting of stockholders, expected to occur in July 2013.

The notes bear no interest and mature on September 9, 2013 and bear no interest.  They are subordinated to our senior debt owed to The Karlsson Group, Inc.  The gross proceeds of the loan satisfy a required funding milestone required under the Karlsson Group debt.  The notes will convert into equity securities of Prospect upon the closing of the rights offering referred to in Item 8.01.  The loan documents are filed as exhibits 10.1 through 10.4 hereto.

Item 8.01                                           Other Events.

On May 8, 2013 we announced that we intend to commence a rights offering to our shareholders.  The press release containing this announcement is filed as exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
Exhibit 10.1	Promissory Note to Very Hungry LLC
Exhibit 10.2	Promissory Note to Scott Reiman 1991 Trust
Exhibit 10.3	Warrant Adjustment Agreement
Exhibit 10.4	Subordination Agreement among Very Hungry LLC, Scott Reiman 1991 Trust, The Karlsson Group, Inc. and Prospect Global
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

	By:	/s/ Damon G. Barber
Date: May 8, 2013		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Promissory Note to Very Hungry LLC
Exhibit 10.2	Promissory Note to Scott Reiman 1991 Trust
Exhibit 10.3	Warrant Adjustment Agreement
Exhibit 10.4	Subordination Agreement among Very Hungry LLC, Scott Reiman 1991 Trust, The Karlsson Group, Inc. and Prospect Global
Exhibit 99.1	Press Release